SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (date of earliest event reported) June 28, 2002



                          OLYMPUS COMMUNICATIONS, L.P.
                           OLYMPUS CAPITAL CORPORATION
             (Exact name of registrants as specified in its charter)



         Delaware                  333-19327                25-1622615
         Delaware                333-19327-01               23-2417713
      (State or other          (Commission File    (IRS Employer Identification
      jurisdiction of              Numbers)                   Nos.)
      incorporation)

               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrants' telephone number, including area code (814) 274-9830

Item 5. Other Events.

Olympus Communications, L.P. ("Olympus Communications") is a limited partnership between ACC Operations, Inc. and ACC Holdings II, LLC, wholly-owned subsidiaries of Adelphia Communications Corporation ("Adelphia"). Olympus Capital Corporation ("Olympus Capital") is a wholly-owned subsidiary of Olympus Communications.

As used herein, the terms "Registrants" collectively refers to Olympus Communications and Olympus Capital.

On June 25, 2002, Adelphia and its 228 subsidiaries and partnerships and joint ventures (collectively, the "Debtors"), including the Registrants, that filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") procured senior secured debtor-in-possession financing pursuant to the Credit and Guaranty Agreement (the "Credit Agreement"), among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FontierVision Operating Partners, L.P., and ACC Investment Holdings, Inc., the Guarantors listed therein, each of the Financial Institutions from time to time party thereto, JP Morgan Chase Bank, as Administrative Agent, Citicorp USA, Inc., as Syndication Agent, and J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as Joint Bookrunners and Co-Lead Arrangers, Citicorp USA, Inc. as Collateral Agent, Wachovia Bank, N.A. as Co-Syndication Agent, and The Bank of Nova Scotia, Fleet National Bank, Bank of America, N.A. and General Electric Capital Corporation, as Co-Documentation Agents. On June 28, 2002 the Bankruptcy Court issued an Interim Order approving the Credit Agreement and permitting the Debtors to borrow up to an initial amount of $500,000,000 pursuant to the terms of the Credit Agreement. The Credit Agreement is subject to final approval by the Bankruptcy Court. The final hearing to approve the Credit Agreement has been scheduled for August 9, 2002. A copy of the Credit Agreement and the Interim Order are attached hereto as Exhibits 10.01 and 10.02, respectively.

Item 7(c). Exhibits

10.01 Credit and Guaranty Agreement, dated as of June 25, 2002, among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FontierVision Operating Partners, L.P., and ACC Investment Holdings, Inc., the Guarantors listed therein, each of the Financial Institutions from time to time party thereto, JP Morgan Chase Bank, as Administrative Agent, Citicorp USA, Inc., as Syndication Agent, and J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as Joint Bookrunners and Co-Lead Arrangers, Citicorp USA, Inc. as Collateral Agent, Wachovia Bank, N.A. as Co-Syndication Agent, and The Bank of Nova Scotia, Fleet National Bank, Bank of America, N.A. and General Electric Capital Corporation, as Co-Documentation Agents.

10.02 Interim Order as filed with the United States Bankruptcy Court in the Southern District of New York on June 28, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 9, 2002                   OLYMPUS COMMUNICATIONS, L.P.
                                      (Registrant)

                                      By:   ACC OPERATIONS, INC.,
                                            its Managing General Partner


                                         By: /s/ Erland E. Kailbourne
                                             -------------------------------
                                             Erland E. Kailbourne
                                             Chairman and Interim Chief
                                             Executive Officer


                                      OLYMPUS CAPITAL CORPORATION
                                      (Registrant)

                                      By:   /s/ Erland E. Kailbourne
                                            ----------------------------------
                                            Erland E. Kailbourne
                                            Chairman and Interim Chief
                                            Executive Officer

                                  EXHIBIT INDEX

Exhibit No.             Description

10.01 Credit and Guaranty Agreement, dated as of June 25, 2002, among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FontierVision Operating Partners, L.P., and ACC Investment Holdings, Inc., the Guarantors listed therein, each of the Financial Institutions from time to time party thereto, JP Morgan Chase Bank, as Administrative Agent, Citicorp USA, Inc., as Syndication Agent, and J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as Joint Bookrunners and Co-Lead Arrangers, Citicorp USA, Inc. as Collateral Agent, Wachovia Bank, N.A. as Co-Syndication Agent, and The Bank of Nova Scotia, Fleet National Bank, Bank of America, N.A. and General Electric Capital Corporation, as Co-Documentation Agents.

10.02 Interim Order as filed with the United States Bankruptcy Court in the Southern District of New York on June 28, 2002.


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